Evergreen Select Balanced Fund Semiannual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the semiannual report for the Evergreen Select Balanced Fund, which covers the six-month period ended September 30, 2002.

Market analysis

The financial markets continued to struggle during the past six months as investors were confronted by a variety of challenges. A slower than expected economic recovery, increased geopolitical tensions, questionable credibility in the corporate sector, and reduced earnings expectations all combined to thwart investor sentiment and further damage equity markets. While diversification between asset classes, particularly bonds, helped relative performance, the weak stock market proved a hindrance for the absolute returns of most balanced portfolios.

The period started with noticeably slower economic growth from the rapid pace experienced in the first quarter. The persistence of weak manufacturing data, rising unemployment, falling consumer confidence and spotty retail sales all contributed to the decline in equity markets. Indeed, at the end of the second quarter, both gross domestic product (GDP) growth and corporate earnings were well below original expectations.

Hopes for a second half revival were quickly dashed with WorldCom’s entrance into the accounting scandals. During the first few weeks of the third quarter, information was released, highlighting a $3 billion misstatement in the company’s accounting. Rumors of further accounting irregularities were later fulfilled by the company in the ensuing weeks. The corporate credibility issues were accompanied by fears of terrorism and a potential war with Iraq. Sharp gains in the

LETTER TO SHAREHOLDERS continued

equity markets were quickly lost as investors piled into U.S. Treasuries, whose unusually strong performance over the past six months can be attributed to their safe-haven status.

At the conclusion of the third quarter, all of the major equity indexes had declined by more than 15%. Growth stocks managed to fall less than value indexes, and investors displayed a preference for large cap stocks over small caps. Few were spared in the equity markets, though, as all 10 sectors of the Standard & Poor’s 500 Index declined for the period ending September 30.

While uncertainty may continue relative to the war against terror, we encourage investors to remain dedicated to their long-term investment time horizons. The U.S. economy and the financial markets have throughout history demonstrated an ability to adapt and recover from catastrophic events. For these reasons, we implore investors to remain diversified between asset classes and investment styles, in order to participate in gains while limiting the potential for risk. We continue to project a slow growth recovery, with GDP gains in the range of 3% through 2003, accompanied by low inflation and an improving employment picture. We expect corporate profits to rise in line with historical trend growth rates of approximately 7%, potentially providing investors with a sound fundamental backdrop for a more sustainable, and less volatile, expansion.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

3

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of September 30, 2002

“The process of aligning expectations with reality, while frustrating in the short term, is healthy for the long term. Though cautious near term, we believe that this scenario could be the set up for a potentially positive market environment in 2003.”

MANAGEMENT TEAM

Timothy E. O’Grady
Value Equity Team Lead Manager

W. Shannon Reid, CFA
Large Cap Growth Team Lead Manager

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/1/1991
	Class I	Class IS
Class Inception Date	1/22/1998	4/9/1998

6-month return	-13.16%	-13.22%

Average Annual Returns

1 year	-7.38%	-7.62%

5 year	0.40%	0.24%

10 year	6.56%	6.48%

6-month income dividends per share	$0.13	$0.12

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

Historical performance shown for Class I prior to its inception is based on the performance of Class Y shares of Evergreen Balanced Fund II. Historical performance for Class IS reflects that of Class Y shares of Evergreen Balanced Fund II through 1/22/1998, the inception of Class I. Performance from 1/23/1998 through the inception of Class IS reflects that of Class I. Performance prior to inception of Class IS does not include 12b-1 fees. Class IS pays a 12b-1 fee of 0.25%. Class I does not pay a 12b-1 fee. If this fee had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Boxes are based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Select Balanced Fund Class I shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The LBABI and Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class I shares had a total return of -13.16% for the six-month period ended September 30, 2002. During the same period, the Russell 1000 Index returned -28.09%, the Lehman Brothers Aggregate Bond Index returned 8.45%, and the median return of funds in Lipper’s balanced fund category was -15.54%.

The fund is a balanced fund, with investment decisions made by three management teams. Two of the teams focus on equities, while the third manages the fixed income allocation. The Large Cap Growth Team and Value Equity Team each has supervisory responsibility for the equity allocation. Tattersall Advisory Group, Inc. is responsible for the fixed income allocation.

What was the environment like for the financial markets during the period?

During the six months, uncertainty dominated stock market sentiment, as mixed economic data began to suggest that economic growth would be less robust than originally thought. Against this backdrop, investors either stayed on the sidelines or sought the relative safety of fixed income investments. As a result, valuations on both growth and value stocks declined significantly. For the third calendar quarter of 2002, stocks had their worst quarterly performance in more than 10 years.

The environment in the fixed income market was more positive. Viewed as a safe haven by many market participants, inflows into fixed income investments rose dramatically. The strong demand for income-oriented securities pushed bond prices higher and yields lower. Treasury securities outperformed mortgage securities, corporate bonds and high yield bonds.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$183,551,695

Number of Holdings	171

Beta	0.66

R-squared	0.63

P/E Ratio	17.4x

Effective Maturity	6.3 years

Average Duration	3.7 years

Average Credit Quality*	AA

*Source: Standard & Poor’s

In this environment, how did you manage the growth portion of the portfolio?

Over the course of the last 18 months, we remained focused on companies that displayed stronger fundamentals and that had achievable expectations. In the last six months, this focus -- in the midst of economic and fundamental cross currents in data points -- benefited the fund.

PORTFOLIO MANAGER INTERVIEW continued

The healthcare sector represents the largest exposure in the growth portfolio. As has been our thesis in this sector for a while, we remained underweighted and unconvinced that the fundamentals of the major pharmaceutical companies would accelerate in the near future. These companies are facing a number of issues, including lean pipelines, patent expirations, pricing pressure and manufacturing. However, we believe there are bright spots within this sector as the fundamentals of the healthcare providers and services and the healthcare equipment and supply companies have not only held up well but have shown signs of acceleration. Our overweighting in these areas was beneficial to performance as companies, such as HCA, Wellpoint Health Networks and Tenet Healthcare, contributed to performance.

The second largest sector, technology, remained underweighted in the portfolio, as we continue to be skeptical of the fundamentals until we see signs that demand is real and not artificially driven by inventory replenishment. Our posture was to remain overweighted in companies that had better relative visibility, such as Microsoft, IBM and Cisco Systems. Within the growth portfolio, non-exposure to Intel and Electronic Data Systems aided performance, relative to the benchmark.

As we entered the summer months, we began to see signs that the consumer was growing tired. We began to reduce our exposure to consumer stocks, as we became more concerned that the expectations for earnings were too high and that optimism for an imminent recovery was assumed. We limited our exposure to companies that were generally driving earnings growth through improvements in operating efficiency and fundamental acceleration. We became less dependent on acceleration in consumer spending. As the period progressed, bellwether companies such as Wal-Mart, Target and Walgreen’s, began to report weaker sales. Bright spots in this area continued to be Michaels Stores, an arts and crafts company, and Lowe’s, a home improvement company.

For some time, we were overweighted in materials companies, specifically those in the paper and forest products sector. Our view of this sector was built on improving pricing given the tremendous supply rationalization the sector experienced. This overweighting was beneficial for the last year but signs of a push out and a muted pricing recovery caused us to reduce our exposure in September.

The portfolio also held positions in the industrials, financials, consumer staples, energy, telecommunications services and utilities sectors.

TOP 5 EQUITY SECTORS
(as a percentage of 9/30/2002 net assets)

Financials	11.1%

Health Care	9.0%

Industrials	7.0%

Consumer Staples	5.9%

Information Technology	5.6%

What strategies did you use in managing the value segment of the fund?

We sought value across the capitalization spectrum, although the majority of our investments were in large cap stocks. In

PORTFOLIO MANAGER INTERVIEW continued

selecting companies, we emphasized the twin attributes of earnings quality and consistency. Cable companies were a theme because they usually maintain stable cash flows when the economy is weak. This part of our strategy was misplaced, however, as the market was cautious about highly leveraged companies and cable companies were affected by the problems of Adelphia Communications.

Our decision to underweight the fund in technology was positive. Because of tremendous overinvestment in technology in the late 1990s, overcapacity continued. As a result, there was little capital spending in the sector and earnings remained weak. Although our position toward telecommunications was cautious, we took a different tack in this area and modestly overweighted the sector. This approach benefited the fund, as we emphasized rural telephone companies and gave less significance to wireless and long-distance companies, which face strong competition and overcapacity.

Consumer staples stocks, which tend to perform well in any economic environment, were the beneficiaries of poor earnings and lack of investing in other economic sectors. The portfolio’s emphasis on high-quality consumer companies that are leaders in their industries boosted performance relative to the benchmark.

Other sectors that helped performance included industrials, financials, consumer discretionary and energy. Industrial companies, such as Northrop Grumman, Deere & Co. and 3M, made a good showing. We were rewarded in the financials sector where we pegged our strategy to interest rate levels and emphasized traditional banks, rather than capital market banks and brokerages. In the consumer discretionary area, we capitalized on investments in the home improvement market; and in energy, we favored major integrated oil companies.

TOP 10 EQUITY HOLDINGS
(as a percentage of 9/30/2002 net assets)

Bank of America Corp.	1.5%

Exxon Mobil Corp.	1.4%

Fannie Mae	1.2%

Freddie Mac	1.2%

Microsoft Corp.	1.1%

Procter & Gamble Co.	1.1%

Pfizer, Inc.	1.0%

Anheuser-Busch Companies, Inc.	1.0%

Philip Morris Companies, Inc.	1.0%

Lowe’s Companies, Inc.	0.9%

How did you manage the fixed income part of the fund?

We focused on security selection and credit quality and avoided problem areas of the market. With interest rates at extremely low levels, we maintained a neutral duration (duration measures sensitivity to interest rate changes) compared to index averages, while remaining slightly overweighted in intermediate-term securities. Among our fixed income holdings, we maintained slight overweightings in both the corporate and mortgage sectors.

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 BOND SECTORS
(as a percentage of 9/30/2002 net assets)

Collateralized Mortgage Obligations	13.5%

Mortgage-Backed Securities	11.2%

Financials	8.0%

Consumer Discretionary	2.9%

Materials	1.6%

What is your outlook for the fixed income market over the next six months?

We think the Federal Reserve Board’s current policy of maintaining low short-term interest rates is likely to lead to a more restrictive monetary policy by early 2003. We believe the best opportunities in the fixed income market are in the mortgage and corporate sectors, which we continue to overweight.

TOP 5 BOND HOLDINGS
(as a percentage of 9/30/2002 net assets)

FHLMC, 5.50%, TBA	3.1%

FNMA, 6.00%, 5/1/2029	1.9%

FNMA, 7.22%, 7/1/2007	1.5%

FNMA, 6.91%, 2/1/2011	1.5%

FHLMC, 6.50%, 10/15/2024	1.3%

What is your outlook for growth stocks over the next six months?

Our view is that the consensus Standard & Poor’s 500 Index 2002 estimate and the 2003 estimate remain too optimistic. Although these figures have been revised downward as the year has progressed, the 2002 estimate still implies 15% year-over-year growth in the third quarter and 22% in the fourth quarter. Given the current operating environment, we do not think this is achievable. We believe it will be difficult for the market to mount a sustained advance until investors come to terms that earnings estimates once again need to be reduced. However, with interest rates at multi-decade lows and the market valuation at a reasonable (not cheap) level, further downside should be limited. The process of aligning expectations with reality, while frustrating in the short term, is healthy for the long term. Though cautious near term, we believe that this scenario could be the set up for a potentially positive market environment in 2003.

What is the value team’s outlook for the next six months?

Uncertainty continues to pervade the market, earnings forecasts are lackluster, and investor confidence is at a low level. Given this backdrop, we believe stocks may trade in a range for a longer period than we had originally thought. Nevertheless, we are moving forward with the full expectation that we will emerge from this period of underperformance and that over the long term, equities will continue to provide solid investment opportunities.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)[1]
		Year Ended March 31, 2002[2]	Year Ended June 30,
			2001	2000	1999	1998[3]
CLASS I
Net asset value, beginning of period	$10.55	$11.05	$15.10	$13.56	$13.39	$12.58
Income from investment operations
Net investment income	0.13	0.19	0.38	0.44	0.46	0.16
Net realized and unrealized gains or losses on securities and futures contracts	-1.51	-0.50	-2.06	2.09	0.27	0.81
Total from investment operations	-1.38	-0.31	-1.68	2.53	0.73	0.97

Distributions to shareholders from
Net investment income	-0.13	-0.19	-0.38	-0.46	-0.42	-0.16
Net realized gains	0	0	-1.99	-0.53	-0.14	0
Total distributions to shareholders	-0.13	-0.19	-2.37	-0.99	-0.56	-0.16

Net asset value, end of period	$9.04	$10.55	$11.05	$15.10	$13.56	$13.39
Total return	-13.16%	-2.77%	-13.15%	19.52%	5.70%	7.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$182,411	$646,598	$425,917	$601,453	$658,733	$723,850
Ratios to average net assets
Expenses[4]	0.73%[5]	0.65%[5]	0.64%	0.65%	0.69%	0.70%[5]
Net investment income	2.56%[5]	2.42%[5]	2.85%	3.04%	3.47%	2.80%[5]
Portfolio turnover rate	97%	174%	227%	163%	60%	37%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended March 31, 2002. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2002.

3.  For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)
		Year Ended March 31, 2002[1]	Year Ended June 30,
			2001	2000	1999	1998[2]
CLASS IS
Net asset value, beginning of period	$10.60	$11.10	$15.14	$13.59	$13.42	$13.34
Income from investment operations
Net investment income	0.12	0.16	0.37	0.43	0.35	0.07
Net realized and unrealized gains or losses on securities and futures contracts	-1.51	-0.50	-2.07	2.08	0.35	0.09
Total from investment operations	-1.39	-0.34	-1.70	2.51	0.70	0.16

Distributions to shareholders from
Net investment income	-0.12	-0.16	-0.35	-0.43	-0.39	-0.08
Net realized gains	0	0	-1.99	-0.53	-0.14	0
Total distributions to shareholders	-0.12	-0.16	-2.34	-0.96	-0.53	-0.08

Net asset value, end of period	$9.09	$10.60	$11.10	$15.14	$13.59	$13.42
Total return	-13.22%	-3.07%	-13.25%	19.23%	5.43%	1.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,141	$1,338	$2,280	$1,039	$405	$215
Ratios to average net assets
Expenses[3]	0.99%[4]	0.91%[4]	0.89%	0.89%	0.93%	0.95%[4]
Net investment income	2.31%[4]	2.19%[4]	2.55%	2.74%	3.35%	2.58%[4]
Portfolio turnover rate	97%	174%	227%	163%	60%	37%

1.  For the nine months ended March 31, 2002. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2002.

2.  For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 0.3%
Asset Backed - 0.3%
MBNA Master Credit Card Trust, Ser. 2001, Class C-3, 6.55%, 12/15/2008	BBB	$ 410,000	$ 444,713
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.5%
FHLMC:
Ser. 2174, Class PL, 6.50%, 10/15/2024	AAA	2,300,000	2,376,611
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	1,755,000	1,839,543
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	1,170,000	1,230,987
Ser. 2488, Class PQ, 6.00%, 09/15/2003	AAA	1,480,000	1,515,804
Ser. 2490, Class PN, 6.00%, 09/15/2032	AAA	1,330,000	1,380,707
FNMA:
Ser. 1999-8, Class QD, 6.00%, 03/25/2014	AAA	1,060,000	1,131,323
Ser. 2001-T10, Class A-2, 7.50%, 12/25/2041 (h)	AAA	1,838,239	1,975,565
Ser. 2002-26, Class A-2, 7.50%, 12/31/2032	AAA	1,159,172	1,240,145
Ser. 2002-W8, Class A-3, 7.50%, 06/25/2042	AAA	1,629,391	1,716,376
Ser. G92-9, Class ZQ, 7.00%, 12/25/2021	AAA	2,105,904	2,242,247
GNMA, Ser. 1999-29, Class PB, 7.25%, 07/16/2028	AAA	1,260,000	1,390,345
LB-UBS Comml. Mtge. Trust:
Ser. 2000-C4, Class A-1, 7.18%, 09/15/2009	AAA	2,035,391	2,280,118
Ser. 2000-C5, Class A-1, 6.41%, 01/15/2010	AAA	1,826,779	2,003,996
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS2, Class AI-5, 6.03%, 03/25/2032	AAA	1,500,000	1,597,552
Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028	AAA	860,000	895,031
Total Collateralized Mortgage Obligations			24,816,350
CORPORATE BONDS - 16.6%
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 1.3%
DaimlerChrysler Holdings Corp., 7.30%, 01/15/2012	BBB+	1,040,000	1,150,246
Ford Motor Co.:
5.80%, 01/12/2009	BBB+	500,000	452,045
6.375%, 02/01/2029	BBB+	1,000,000	730,305
2,332,596
Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp., 6.375%, 01/08/2028	A+	800,000	883,775
Media - 0.5%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	1,000,000	942,124
Multi-line Retail - 0.6%
May Department Stores Co., 7.45%, 09/15/2011	A	1,000,000	1,165,940
CONSUMER STAPLES - 0.6%
Beverages - 0.6%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	1,000,000	1,157,591
ENERGY - 0.6%
Oil & Gas - 0.6%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	1,000,000	1,113,296
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating (v)	Principal Amount	Value

FINANCIALS - 8.0%
Banks - 3.2%
Bank of America Corp., 7.125%, 05/01/2006	A	$ 1,000,000	$ 1,136,003
Norwest Corp., 6.20%, 12/01/2005	A+	1,000,000	1,096,839
PNC Funding Corp., 5.75%, 08/01/2006	A-	1,000,000	1,066,943
Suntrust Banks, Inc., 6.00%, 02/15/2026	A	1,000,000	1,083,097
Washington Mutual, Inc., 6.875%, 06/15/2011	BBB+	1,300,000	1,480,982
5,863,864
Diversified Financials - 2.4%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	925,000	987,813
GMAC, 6.875%, 09/15/2011	BBB+	1,250,000	1,220,491
International Lease Finance Corp., 5.95%, 06/06/2005	AA-	1,000,000	1,053,706
Morgan Stanley Co., Inc., 5.80%, 04/01/2007	AA-	1,000,000	1,073,793
4,335,803
Insurance - 0.7%
American General Finance Corp., 5.75%, 03/15/2007	A+	1,225,000	1,304,541
Real Estate - 1.7%
Carramerica Reality Corp., 7.125%, 01/15/2012 REIT	BBB	800,000	891,582
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	1,000,000	1,094,403
EOP Operating LP, 7.75%, 11/15/2007	BBB+	1,000,000	1,144,839
3,130,824
HEALTH CARE - 0.6%
Pharmaceuticals - 0.6%
Wyeth, 6.25%, 03/15/2006	A	1,000,000	1,070,876
INDUSTRIALS - 0.7%
Machinery - 0.7%
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	1,250,000	1,363,180
MATERIALS - 1.6%
Chemicals - 0.5%
Dow Chemical Co., 8.625%, 04/01/2006	A	836,000	960,754
Paper & Forest Products - 1.1%
Weyerhaeuser Co., 5.50%, 03/15/2005 144A	BBB	1,850,000	1,923,262
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
SBC Communications, Inc., 5.875%, 02/01/2012	AA-	750,000	791,120
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	785,000	453,386
1,244,506
UTILITIES - 0.9%
Electric Utilities - 0.9%
Dominion Resources, Inc., 7.625%, 07/15/2005	BBB+	1,500,000	1,648,225
Total Corporate Bonds			30,441,157
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating (v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 11.2%
FHLMC, 5.50%, TBA (t) #	AAA	$ 5,715,000	$ 5,766,792
FNMA:
6.00%, 05/01/2029 ##	AAA	3,461,725	3,568,529
6.50%, 04/25/2017 ##	AAA	1,900,000	1,998,191
6.91%, 02/01/2011	AAA	2,279,917	2,688,463
7.09%, 10/01/2007	AAA	1,950,040	2,228,536
7.22%, 07/01/2007	AAA	2,384,946	2,741,972
7.23%, 08/01/2007	AAA	1,386,799	1,592,369
Total Mortgage-Backed Securities			20,584,852
U.S. TREASURY OBLIGATIONS - 0.0%
U.S. Treasury Notes, 6.00%, 08/15/2009	AAA	25,000	29,280

	Shares	Value

COMMON STOCKS - 50.6%
CONSUMER DISCRETIONARY - 3.6%
Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp.	33,325	588,520
Household Durables - 0.6%
Black & Decker Corp.	14,625	613,226
Lennar Corp.	8,300	462,974
1,076,200
Media - 0.4%
AOL Time Warner, Inc. *	39,525	462,443
Cablevision Systems Corp., Class A *	17,050	154,473
News Corp., Ltd., ADR	2,925	48,555
665,471
Multi-line Retail - 0.7%
Wal-Mart Stores, Inc.	26,225	1,291,319
Specialty Retail - 1.6%
Autozone, Inc. *	4,450	350,927
Barnes & Noble, Inc. *	6,550	138,598
Home Depot, Inc.	20,510	535,311
Lowe’s Companies, Inc.	39,700	1,643,580
Michaels Stores, Inc. *	7,975	364,457
3,032,873
CONSUMER STAPLES - 5.9%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	37,900	1,917,740
Coca-Cola Co.	29,350	1,407,626
PepsiCo, Inc.	21,799	805,473
4,130,839
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Food Products - 0.6%
ConAgra, Inc.	20,474	$ 508,779
Kellogg Co.	16,600	551,950
1,060,729
Household Products - 1.5%
Clorox Co.	16,850	677,033
Procter & Gamble Co.	22,550	2,015,519
2,692,552
Personal Products - 0.6%
Dial Corp.	13,384	287,221
Gillette Co.	28,975	857,660
1,144,881
Tobacco - 1.0%
Philip Morris Companies, Inc.	45,250	1,755,700
ENERGY - 3.6%
Oil & Gas - 3.6%
ChevronTexaco Corp.	16,800	1,163,400
ConocoPhillips	17,549	811,466
Exxon Mobil Corp.	79,525	2,536,847
Occidental Petroleum Corp.	53,220	1,510,384
Premcor, Inc. *	15,200	238,488
Royal Dutch Petroleum Co.	9,050	363,538
6,624,123
FINANCIALS - 11.1%
Banks - 5.1%
AmSouth Bancorp	30,125	624,793
Bank of America Corp.	41,725	2,662,055
Bank One Corp.	9,250	345,950
First Tennessee National Corp.	17,050	591,124
First Virginia Banks, Inc.	4,236	158,003
Greenpoint Financial Corp.	12,687	529,555
Hibernia Corp., Class A	15,557	310,984
North Fork Bancorp, Inc.	10,725	405,834
Sovereign Bancorp, Inc.	47,550	613,395
U.S. Bancorp	40,175	746,451
Washington Mutual, Inc.	29,024	913,385
Wells Fargo & Co.	32,575	1,568,812
9,470,341
Diversified Financials - 5.1%
American Express Co.	8,350	260,353
Bear Stearns Companies, Inc.	17,300	975,720
Citigroup, Inc.	50,700	1,503,255
Fannie Mae	35,975	2,141,951
Freddie Mac	38,060	2,127,554
J.P. Morgan Chase & Co.	21,200	402,588
MBNA Corp.	41,450	761,851
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Merrill Lynch & Co., Inc.	11,300	$ 372,335
Moody’s Corp.	9,275	449,838
Morgan Stanley Dean Witter & Co.	11,250	381,150
9,376,595
Insurance - 0.9%
Allstate Corp.	20,500	728,775
American International Group, Inc.	16,775	917,593
1,646,368
HEALTH CARE - 9.0%
Biotechnology - 0.4%
Genentech, Inc. *	22,075	720,307
Health Care Equipment & Supplies - 1.4%
Becton Dickinson & Co.	14,650	416,060
C.R. Bard, Inc.	11,250	614,587
Medtronic, Inc.	38,550	1,623,726
2,654,373
Health Care Providers & Services - 3.0%
Anthem, Inc. *	6,133	398,645
CIGNA Corp.	7,325	518,244
Express Scripts, Inc., Class A *	20,350	1,109,482
HCA-The Healthcare Corp.	24,620	1,172,158
Health Net, Inc., Class A *	28,225	605,426
Tenet Healthcare Corp. *	18,520	916,740
UnitedHealth Group, Inc.	3,600	313,992
Wellpoint Health Networks, Inc., Class A *	5,875	430,638
5,465,325
Pharmaceuticals - 4.2%
Abbott Laboratories, Inc.	8,150	329,260
Bristol-Myers Squibb Co.	33,600	799,680
Johnson & Johnson Co.	21,900	1,184,352
Merck & Co., Inc.	31,225	1,427,295
Mylan Laboratories, Inc.	20,568	673,396
Pfizer, Inc.	66,188	1,920,776
Pharmacia Corp.	27,475	1,068,228
Wyeth	9,150	290,970
7,693,957
INDUSTRIALS - 7.0%
Aerospace & Defense - 1.8%
General Dynamics Corp.	10,575	860,065
Lockheed Martin Corp.	25,215	1,630,654
Northrop Grumman Corp.	6,899	855,752
3,346,471
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Commercial Services & Supplies - 1.8%
Apollo Group, Inc., Class A *	17,025	$ 739,396
Automatic Data Processing, Inc.	7,350	255,559
First Data Corp.	58,425	1,632,979
Waste Management, Inc.	32,000	746,240
3,374,174
Electrical Equipment - 0.4%
Celestica, Inc. *	10,550	138,205
Emerson Electric Co.	11,150	489,931
628,136
Industrial Conglomerates - 1.8%
3M Co.	10,400	1,143,688
General Electric Co.	60,060	1,480,479
Tyco International, Ltd.	48,300	681,030
3,305,197
Machinery - 0.5%
Deere & Co.	21,075	957,859
Road & Rail - 0.7%
CSX Corp.	8,525	224,889
Norfolk Southern Corp.	27,725	559,768
Union Pacific Corp.	6,900	399,303
1,183,960
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 1.4%
Brocade Communications Systems, Inc. *	26,275	197,851
Cisco Systems, Inc. *	133,100	1,394,888
Motorola, Inc.	83,750	852,575
2,445,314
Computers & Peripherals - 1.1%
Apple Computer, Inc. *	41,100	595,950
Dell Computer Corp. *	23,025	541,318
International Business Machines Corp.	15,900	928,401
2,065,669
Electronic Equipment & Instruments - 0.3%
Tech Data Corp. *	7,075	186,780
Thermo Electron Corp. *	25,325	408,492
595,272
IT Consulting & Services - 0.6%
Affiliated Computer Services, Inc., Class A *	27,100	1,153,105
Semiconductor Equipment & Products - 1.1%
Analog Devices, Inc. *	41,629	820,091
Applied Materials, Inc. *	21,508	248,417
Intel Corp.	21,575	299,677
Texas Instruments, Inc.	45,854	677,264
2,045,449
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

	Shares	Value

Software - 1.1%
Microsoft Corp. *	46,850	$ 2,049,219
MATERIALS - 1.7%
Chemicals - 0.2%
PPG Industries, Inc.	9,450	422,415
Containers & Packaging - 0.5%
Ball Corp.	11,275	568,147
Pactiv Corp. *	20,575	338,459
906,606
Metals & Mining - 0.3%
Alcoa, Inc.	22,459	433,459
Paper & Forest Products - 0.7%
International Paper Co.	31,750	1,060,132
MeadWestvaco Corp.	13,100	251,651
1,311,783
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
ALLTEL Corp.	12,925	518,680
AT&T Corp.	33,475	402,035
Centurytel, Inc.	28,225	633,087
L-3 Communications Holdings, Inc. *	5,200	274,040
SBC Communications, Inc.	29,000	582,900
Verizon Communications, Inc.	30,550	838,292
3,249,034
UTILITIES - 1.3%
Electric Utilities - 1.3%
Duke Energy Corp.	13,925	272,234
FPL Group, Inc.	13,000	699,400
Public Service Enterprise Group, Inc.	10,950	333,975
Scana Corp.	20,925	544,468
Southern Co.	17,185	494,584
2,344,661
Total Common Stocks		92,908,256
SHORT-TERM INVESTMENTS - 11.9%
MUTUAL FUND SHARES - 11.9%
Evergreen Institutional Money Market Fund (o) (tt)	21,788,877	21,788,877
Total Investments - (cost $201,384,739) - 104.1%		191,013,485
Other Assets and Liabilities - (4.1%)		(7,461,790)
Net Assets - 100.0%		$ 183,551,695

*	Non-income producing security.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(v)	Credit ratings are unaudited and rated by Moody’s Investor Service where Standard and Poor’s ratings are not available.
(t)	All or a portion of this security was acquired under mortgage dollar roll agreements.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS (unaudited) continued

(tt)	All or a portion of the principal amount of this security was pledged as collateral for open mortage dollar roll agreements.
144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees
#	When-issued security.
##	All or a portion of this security has been segregated for when-issued securities.

Summary of Abbreviations
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (unaudited)

Assets
Identified cost of securities	$ 201,384,739
Net unrealized losses on securities	(10,371,254)

Market value of securities	191,013,485
Cash	3,687
Receivable for securities sold	12,211,660
Receivable for Fund shares sold	1,219
Dividends and interest receivable	972,054
Prepaid expenses and other assets	10,415

Total assets	204,212,520

Liabilities
Distributions payable	229,774
Payable for securities purchased	18,191,904
Payable for open mortgage dollar rolls	1,839,336
Payable for Fund shares redeemed	357,373
Deferred mortgage dollar roll income	3,886
Advisory fee payable	2,638
Distribution Plan expenses payable	8
Due to other related parties	507
Accrued expenses and other liabilities	35,399

Total liabilities	20,660,825

Net assets	$ 183,551,695

Net assets represented by
Paid-in capital	$ 330,758,746
Undistributed net investment income	204,760
Accumulated net realized losses on securities and futures contracts	(137,040,557)
Net unrealized losses on securities	(10,371,254)

Total net assets	$ 183,551,695

Net assets consists of
Class I	$ 182,410,742
Class IS	1,140,953

Total net assets	$ 183,551,695

Shares outstanding
Class I	20,183,424
Class IS	125,512

Net asset value per share
Class I	$ 9.04
Class IS	$ 9.09

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $4,326)	$ 2,377,388
Interest	6,626,720

Total investment income	9,004,108

Expenses
Advisory fee	1,418,787
Distribution Plan expenses	1,362
Administrative services fees	272,844
Transfer agent fee	317,129
Trustees’ fees and expenses	9,406
Printing and postage expenses	14,600
Custodian fee	54,826
Registration and filing fees	6,420
Professional fees	4,503
Interest expense	440
Other	3,661

Total expenses	2,103,978
Less: Expense reductions	(1,454)
Fee waivers	(105,433)

Net expenses	1,997,091

Net investment income	7,007,017

Net realized and unrealized gains or losses on securities and futures contracts
Net realized losses on:
Securities	(61,937,751)
Futures contracts	(5,621,944)

Net realized losses on securities and futures contracts	(67,559,695)
Net change in unrealized gains or losses on securities	(14,923,841)

Net realized and unrealized gains or losses on securities and futures contracts	(82,483,536)

Net decrease in net assets resulting from operations	$ (75,476,519)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31, 20021

Operations
Net investment income		$ 7,007,017		$ 8,747,837
Net realized losses on securities, futures contracts and foreign currency related transactions		(67,559,695)		(18,881,581)
Net change in unrealized gains or losses on securities		(14,923,841)		(4,793,278)

Net decrease in net assets resulting from operations		(75,476,519)		(14,927,022)

Distributions to shareholders from
Net investment income
Class I		(6,859,554)		(8,618,064)
Class IS		(13,156)		(22,052)
Net realized gains
Class I		0		0
Class IS		0		0

Total distributions to shareholders		(6,872,710)		(8,640,116)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class I	5,454,313	53,566,153	37,511,229	399,427,197
Class IS	58,104	540,437	7,208	76,965

		54,106,590		399,504,162

Net asset value of shares issued in reinvestment of distributions
Class I	578,063	5,645,465	520,845	5,458,600
Class IS	761	7,479	1,326	13,937

		5,652,944		5,472,537

Payment for shares redeemed
Class I	(47,154,762)	(441,216,335)	(15,259,560)	(160,738,353)
Class IS	(59,549)	(578,497)	(87,802)	(931,854)

		(441,794,832)		(161,670,207)

Net increase (decrease) in net assets resulting from capital share transactions		(382,035,298)		243,306,492

Total increase (decrease) in net assets		(464,384,527)		219,739,354
Net assets
Beginning of period		647,936,222		428,196,868
End of period		$ 183,551,695		$ 647,936,222

Undistributed net investment income		$ 204,760		$ 70,453

(1) For the nine months ended March 31, 2002. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended June 30, 2001

Operations
Net investment income		$ 15,403,121
Net realized losses on securities, futures contracts and foreign currency related transactions		(34,984,858)
Net change in unrealized gains or losses on securities		(55,416,790)

Net decrease in net assets resulting from operations		(74,998,527)

Distributions to shareholders from

Net investment income
Class I		(15,492,311)
Class IS		(52,629)
Net realized gains
Class I		(77,688,997)
Class IS		(312,093)

Total distributions to shareholders		(93,546,030)

	Shares

Capital share transactions
Proceeds from shares sold
Class I	8,469,451	109,776,218
Class IS	253,720	3,334,884

	113,111,102

Net asset value of shares issued in reinvestment of distributions
Class I	6,808,659	88,496,489
Class IS	26,313	341,673
	88,838,162
Payment for shares redeemed
Class I	(16,572,280)	(205,981,778)
Class IS	(143,209)	(1,718,441)

	(207,700,219)

Net decrease in net assets resulting from capital share transactions	(5,750,955)

Total decrease in net assets		(174,295,512)
Net assets
Beginning of period		602,492,380

End of period		$ 428,196,868

Undistributed net investment income		$ 36,768

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Select Balanced Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

d. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

f. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

g. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

h. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

j. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund’s average daily net assets.

Tattersall Advisory Group, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

During the six months ended September 30, 2002, the investment advisor waived its fees in the amount of $105,433, which represents 0.04% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s daily average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended September 30, 2002, the Fund paid brokerage commissions of $37,489 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class IS shares.

5. SECURITIES TRANSACTIONS

Cost of purchases of U.S. government and non U.S. government securities were $277,273,165 and $209,429,992, respectively; the Fund’s proceeds from sale of U.S. government and non U.S. government securities were $378,581,240 and $485,385,679, respectively, for the six months ended September 30, 2002.

During the six months ended Septeber 30, 2002, the Fund entered into dollar roll transactions. At September 30, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$1,847,667	UBS Warburg LLC	10/15/2002

During the six months ended September 30, 2002, the Fund earned $178,744 on dollar roll transactions.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $201,384,739. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,914,102 and $17,285,356, respectively, with a net unrealized depreciation of $10,371,254. As of March 31, 2002, the Fund had $58,693,978 in capital loss carryovers for federal income tax purposes expiring in 2010.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the six months ended September 30, 2002, the Fund did not participate in the interfund lending program.

7. SUBSEQUENT DISTRIBUTIONS

On October 31, 2002, the Fund declared distributions from net investment income of $0.0227 per share for Class I and $0.0209 per share for Class IS, payable on November 1, 2002 to shareholders of record on October 31, 2002. These distributions are not reflected in the accompanying financial statements.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,454, which combined represents 0.00% of its average net assets on an annualized basis.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended September 30, 2002, the Fund had average borrowings outstanding of $38,510 at a rate of 2.28% and paid interest of $440, which represents 0.00% of its average net assets on an annualized basis.

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563839 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034